Exhibit 99.1

TERMINATION OF JOINT FILING AGREEMENT

November 21, 2014

Each of the undersigned is a party to that certain Joint Filing Agreement, dated July 11, 2014, as amended on July 30, 2014 and September 22, 2014 (the “Group Agreement”).  Each of the undersigned hereby agrees that the Group Agreement is terminated effective immediately.

 [Signature page follows]

Signature Page to Termination of the Joint Filing Agreement
Engaged Capital Master Feeder I, LP

By:	Engaged Capital, LLC General Partner

By:	/s/ Glenn W. Welling
	Name:	Glenn W. Welling
	Title:	Managing Member and Chief Investment Officer

Engaged Capital Master Feeder II, LP

By:	Engaged Capital, LLC General Partner

By:	/s/ Glenn W. Welling
	Name:	Glenn W. Welling
	Title:	Managing Member and Chief Investment Officer

Engaged Capital I, LP

By:	Engaged Capital, LLC General Partner

By:	/s/ Glenn W. Welling
	Name:	Glenn W. Welling
	Title:	Managing Member and Chief Investment Officer

Engaged Capital I Offshore, Ltd.

By:	/s/ Glenn W. Welling
	Name:	Glenn W. Welling
	Title:	Director

Engaged Capital II, LP

By:	Engaged Capital, LLC General Partner

By:	/s/ Glenn W. Welling
	Name:	Glenn W. Welling
	Title:	Managing Member and Chief Investment Officer

Signature Page to Termination of the Joint Filing Agreement

Engaged Capital II Offshore Ltd.

By:	/s/ Glenn W. Welling
	Name:	Glenn W. Welling
	Title:	Director

Engaged Capital, LLC

By:	/s/ Glenn W. Welling
	Name:	Glenn W. Welling
	Title:	Managing Member and Chief Investment Officer

Engaged Capital Holdings, LLC

By:	/s/ Glenn W. Welling
	Name:	Glenn W. Welling
	Title:	Sole Member

/s/ Glenn W. Welling
GLENN W. WELLING Individually and as attorney-in-fact for Jeffrey S. McCreary

Signature Page to Termination of the Joint Filing Agreement

Voce Catalyst Partners LP

By:	/s/ J. Daniel Plants
	Name:	J. Daniel Plants
	Title:	Managing Member of the General Partner

Voce Capital Management LLC

By:	Voce Capital LLC Managing Member

By:	/s/ J. Daniel Plants
	Name:	J. Daniel Plants
	Title:	Managing Member

Voce Capital LLC

By:	/s/ J. Daniel Plants
	Name:	J. Daniel Plants
	Title:	Managing Member

/s/ J. Daniel Plants
J. Daniel Plants